                                                                   Exhibit 10.55

                               SIXTH AMENDMENT TO
                 LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS

     THIS SIXTH AMENDMENT TO LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS (this "Sixth Amendment") is made and entered into as of the 16th day of January, 2004, by and among UNITED REALTY COMPANIES LLC ("Seller"), INLAND REAL ESTATE ACQUISITIONS, INC. ("Purchaser"), and CHICAGO TITLE AND TRUST COMPANY ("Escrow Agent").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Letter Agreement dated as of November 13, 2003 (the "Letter Agreement"), with respect to certain real property and all improvements thereon located at 7860 Quarterfield Road, Severn, Maryland, and commonly known as Metro Square Center (the "Property").

     B. Seller, Purchaser and Escrow Agent previously entered into those certain Modified Joint Order Escrow Trust Instructions (Escrow Trust No. 23188484) dated as of November 25, 2003 (the "Escrow Instructions"), with respect to the deposit and disbursement of the Earnest Money Deposit (as defined in the Escrow Instructions) under the Letter Agreement.

     C. The Letter Agreement and the Escrow Instructions were amended pursuant to that certain First Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 15, 2003 (the "First Amendment"), that certain Second Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 22, 2003 (the "Second Amendment"), that certain Third Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 29, 2003 (the "Third Amendment"), that certain Fourth Amendment to Letter Agreement and Escrow Trust Instructions dated as of January 6, 2004 (the "Fourth Amendment"), and that certain Fifth Amendment to Letter Agreement and Escrow Trust Instructions dated as of January 9, 2004 (the "Fifth Amendment"). The Letter Agreement, Escrow Instructions, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and the Fifth Amendment shall sometimes be hereinafter referred to collectively as the "Agreement".

     D. Seller, Purchaser and Escrow Agent desire to further amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller, Purchaser and Escrow Agent hereby amend the Agreement and hereby agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Sixth Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Sixth Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

     2. CLOSING. The Section of the Escrow Instructions entitled "Delivery of Deposits", as amended by the First Amendment, the Second Amendment, the Third Amendment and [ILLEGIBLE] Fourth Amendment, is hereby further amended by deleting "January 16, 2004" in the ninth line thereof and inserting "January 20, 2004" in lieu thereof. Notwithstanding anything contained in the Agreement to the contrary, Seller and Purchaser acknowledge and agree that the closing under the Letter Agreement and the Escrow Instructions shall occur on January 20, 2004.

     3. COUNTERPARTS; FACSIMILE SIGNATURES. This Sixth Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     4. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally written. This Sixth Amendment shall be deemed to be a part of the Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Seller, Purchaser and Escrow Agent have hereunto set their hands and seals as of the day and year first above written.

                                    PURCHASER:

                                    INLAND REAL ESTATE ACQUISITIONS,
                                    INC., an Illinois corporation


                                    By:      /s/ Lou Quilici
                                       -------------------------------------
                                         Name:   Lou Quilici
                                              --------------------------
                                         Its:    SRVP
                                             ---------------------------

                                    SELLER:

                                    UNITED REALTY COMPANIES LLC


                                    By:      /s/ Peter J. Bonastia
                                       -------------------------------------
                                         Name:      Peter J. Bonastia
                                              ------------------------------
                                         Its:       Managing Member
                                             -------------------------------


                                    ESCROW AGENT:

                                    CHICAGO TITLE AND TRUST COMPANY


                                    By:
                                       -------------------------------------
                                         Name:
                                              ------------------------------
                                         Its:
                                             -------------------------------

                               FIFTH AMENDMENT TO
                 LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS

     THIS FIFTH AMENDMENT TO LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS (this "Fifth Amendment") is made and entered into as of the 9th day of January, 2004, by and among UNITED REALTY COMPANIES LLC ("Seller"), INLAND REAL ESTATE ACQUISITIONS, INC. ("Purchaser"), and CHICAGO TITLE AND TRUST COMPANY ("Escrow Agent").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Letter Agreement dated as of November 13, 2003 (the "Letter Agreement"), with respect to certain real property and all improvements thereon located at 7860 Quarterfield Road, Severn, Maryland, and commonly known as Metro Square Center (the "Property").

     B. Seller, Purchaser and Escrow Agent previously entered into those certain Modified Joint Order Escrow Trust Instructions (Escrow Trust No. 23188484) dated as of November 25, 2003 (the "Escrow Instructions"), with respect to the deposit and disbursement of the Earnest Money Deposit (as defined in the Escrow Instructions) under the Letter Agreement.

     C. The Letter Agreement and the Escrow Instructions were amended pursuant to that certain First Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 15, 2003 (the "First Amendment"), that certain Second Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 22, 2003 (the "Second Amendment"), that certain Third Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 29, 2003 (the "Third Amendment"), and that certain Fourth Amendment to Letter Agreement and Escrow Trust Instructions dated as of January 6, 2004 (the "Fourth Amendment"). The Letter Agreement, Escrow Instructions, First Amendment, Second Amendment, Third Amendment and Fourth Amendment shall sometimes be hereinafter referred to collectively as the "Agreement".

     D. Seller, Purchaser and Escrow Agent desire to further amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller, Purchaser and Escrow Agent hereby amend the Agreement and hereby agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Fifth Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Fifth Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

     2. ADDITIONAL CONDITIONS TO CLOSING. In addition to (and not in lieu of) any and all conditions to closing contained in the Agreement, Purchaser's obligation to perform under the Agreement and this Fifth Amendment is subject to and contingent upon the following being satisfied to Purchaser's satisfaction on or before the closing date set forth in Section 2 of the Fourth Amendment (collectively, the "Additional Closing Conditions"):

          (a) Resolution and completion, to Purchaser's satisfaction, of all title and survey matters, issues, objections and questions raised in Purchaser's e-mail messages to Seller (copies of which are attached hereto as Exhibit A).

          (b) Delivery to Purchaser of the letters attached hereto as Exhibit B and made a part hereof executed by G-H Quarterfield Road, LLC ("Quarterfield").

          (c) Finalization, execution and recordation of an amendment, in form and substance acceptable to Purchaser, to the Declaration of Covenants, Conditions, Restrictions and Easements encumbering the Property and that certain outparcel adjacent to the Property.

          (d) Purchaser's and Seller's finalization, execution and delivery of all conveyance documents reasonably requested by Purchaser or Seller to be provided at the closing. The conveyance documents shall include, without limitation, an endorsement by Quarterfield of the original $24,972.73 Promissory Note dated July 23, 2002 (the "Note"), made by Walter Mapson and Regenia R. Mapson (collectively, the "Mapsons") to the order of Quarterfield, and an assignment of any and all of Quarterfield's right, title and interest in, to and under that certain Settlement Agreement between Quarterfield and the Mapsons dated July 22, 2002. Seller agrees to deliver to Purchaser the original Note at closing.

          (e) Resolution, to Purchaser's satisfaction, of the insurance credit claimed by Food-A-Rama, G.U., Inc. in its estoppel letter provided in connection with the transaction contemplated by the Agreement.

     If any one or more of the Additional Closing Conditions set forth in this
Section 2 shall not be satisfied by January 16, 2004, then Purchaser shall have the right, at its option and by notice to Seller (and provided that Purchaser has not waived such failure), to elect at any time thereafter to either terminate the Agreement and this Fifth Amendment, in which event the $250,000 Earnest Money Deposit and any interest thereon shall forthwith be returned to Purchaser, and all other funds and documents theretofore delivered hereunder or deposited in escrow by either party shall be forthwith returned to such party.

     3. COUNTERPARTS; FACSIMILE SIGNATURES. This Fifth Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     4. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally written. This Fifth Amendment shall be deemed to be a part of the Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Seller, Purchaser and Escrow Agent have hereunto set their hands and seals as of the day and year first above written.

                                    PURCHASER:

                                    INLAND REAL ESTATE ACQUISITIONS,
                                    INC., an Illinois corporation


                                    By:      /s/ Lou Quilici
                                       -------------------------------------
                                         Name:     Lou Quilici
                                              ------------------------------
                                         Its:      SRVP
                                             -------------------------------

                                    SELLER:

                                    UNITED REALTY COMPANIES LLC


                                    By:      /s/ Peter J. Bonastia
                                       -------------------------------------
                                         Name:      Peter J. Bonastia
                                              ------------------------------
                                         Its:       Managing Member
                                             -------------------------------


                                    ESCROW AGENT:

                                    CHICAGO TITLE AND TRUST COMPANY


                                    By:
                                       -------------------------------------
                                         Name:
                                              ------------------------------
                                         Its:
                                             -------------------------------

                                    EXHIBIT A

                                 [SEE ATTACHED]

                               FOURTH AMENDMENT TO
                 LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS

     THIS FOURTH AMENDMENT TO LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS (this "Fourth Amendment") is made and entered into as of the 6th day of January, 2004, by and among UNITED REALTY COMPANIES LLC ("Seller"), INLAND REAL ESTATE ACQUISITIONS, INC. ("Purchaser"), and CHICAGO TITLE AND TRUST COMPANY ("Escrow Agent").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Letter Agreement dated as of November 13, 2003 (the "Letter Agreement"), with respect to certain real property and all improvements thereon located at 7860 Quarterfield Road, Severn, Maryland, and commonly known as Metro Square Center.

     B. Seller, Purchaser and Escrow Agent previously entered into those certain Modified Joint Order Escrow Trust Instructions (Escrow Trust No. 23188484) dated as of November 25, 2003 (the "Escrow Instructions"), with respect to the deposit and disbursement of the Earnest Money Deposit (as defined in the Escrow Instructions) under the Letter Agreement.

     C. The Letter Agreement and the Escrow Instructions were amended pursuant to that certain First Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 15, 2003 (the "First Amendment"), that certain Second Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 22, 2003 (the "Second Amendment"), and that certain Third Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 29, 2003 (the "Third Amendment").

     D. Seller, Purchaser and Escrow Agent desire to further amend the Letter Agreement, the Escrow Instructions, the First Amendment, the Second Amendment and the Third Amendment as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller, Purchaser and Escrow Agent hereby amend the Letter Agreement, the Escrow Trust Instructions, the First Amendment, the Second Amendment and the Third Amendment and hereby agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Fourth Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Fourth Amendment, but defined in the Letter Agreement, the Escrow Instructions, the First Amendment, the Second Amendment or the Third Amendment, shall have the meanings given to them in the Letter Agreement, the Escrow Instructions, the First Amendment, the Second Amendment or the Third Amendment, as the case may be.

     2. DUE DILIGENCE; CLOSING. The Section of the Escrow Instructions entitled "Delivery of Deposits", as amended by the First Amendment, the Second Amendment and the Third Amendment, is hereby further amended by (a) deleting "January 6, 2004" in the third line thereof and inserting "January 9, 2004" in lieu thereof, and (b) deleting "January 13, 2004" in the ninth line thereof and inserting "January 16, 2004" in lieu thereof. Notwithstanding anything contained in the Letter Agreement, the Escrow Instructions, the First Amendment, the Second Amendment or the Third Amendment to the contrary, Seller and Purchaser acknowledge and agree that Purchaser's so-called due diligence period shall expire on January 9, 2004, and closing under the Letter Agreement and the Escrow Instructions shall occur on January 16, 2004.

     3. COUNTERPARTS; FACSIMILE SIGNATURES. This Fourth Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     4. MISCELLANEOUS. Except to the extent amended and modified herein, the Letter Agreement, the Escrow Instructions, the First Amendment, the Second Amendment and the Third Amendment are hereby ratified and confirmed and shall remain in full force and effect as originally written. This Fourth Amendment shall be deemed to be a part of the Letter Agreement and the Escrow Instructions.

     IN WITNESS WHEREOF, Seller, Purchaser and Escrow Agent have hereunto set their hands and seals as of the day and year first above written.

                                    PURCHASER:

                                    INLAND REAL ESTATE ACQUISITIONS,
                                    INC., an Illinois corporation


                                    By:   /s/ Karen M. Kautz
                                       -------------------------------------
                                         Name:   Karen M. Kautz
                                              ------------------------------
                                         Its:    Vice President
                                             -------------------------------

                                    SELLER:

                                    UNITED REALTY COMPANIES LLC


                                    By:      /s/ Peter J. Bonastia
                                       -------------------------------------
                                         Name:      Peter J. Bonastia
                                              ------------------------------
                                         Its:       Managing Member
                                             -------------------------------


                                    ESCROW AGENT:

                                    CHICAGO TITLE AND TRUST COMPANY


                                    By:
                                       -------------------------------------
                                         Name:
                                              ------------------------------
                                         Its:
                                             -------------------------------

                               THIRD AMENDMENT TO
                 LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS

     THIS THIRD AMENDMENT TO LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS (this "Third Amendment") is made and entered into as of the 29th day of December, 2003, by and among UNITED REALTY COMPANIES LLC ("Seller"), INLAND REAL ESTATE ACQUISITIONS, INC. ("Purchaser"), and CHICAGO TITLE AND TRUST COMPANY ("Escrow Agent").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Letter Agreement dated as of November 13, 2003 (the "Letter Agreement"), with respect to certain real property and all improvements thereon located at 7860 Quarterfield Road, Severn, Maryland, and commonly known as Metro Square Center.

     B. Seller, Purchaser and Escrow Agent previously entered into those certain Modified Joint Order Escrow Trust Instructions (Escrow Trust No. 23188484) dated as of November 25, 2003 (the "Escrow Instructions"), with respect to the deposit and disbursement of the Earnest Money Deposit (as defined in the Escrow Instructions) under the Letter Agreement.

     C. The Letter Agreement and the Escrow Instructions were amended pursuant to that certain First Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 15, 2003 (the "First Amendment"), and that certain Second Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 22, 2003 (the "Second Amendment").

     D. Seller, Purchaser and Escrow Agent desire to further amend the Letter Agreement, the Escrow Instructions, the First Amendment and the Second Amendment as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller, Purchaser and Escrow Agent hereby amend the Letter Agreement, the Escrow Trust Instructions, the First Amendment and the Second Amendment and hereby agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Third Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Third Amendment, but defined in the Letter Agreement, the Escrow Instructions, the First Amendment or the Second Amendment, shall have the meanings given to them in the Letter Agreement, the Escrow Instructions, the First Amendment or the Second Amendment, as the case may be.

     2. DUE DILIGENCE; CLOSING. The Section of the Escrow Instructions entitled "Delivery of Deposits", as amended by the First Amendment and the Second Amendment, is hereby further amended by (a) deleting "December 29, 2003" in the third line thereof and inserting "January 6, 2004" in lieu thereof, and
(b) deleting "January 5, 2004" in the ninth line thereof and inserting "January 13, 2004" in lieu thereof. Notwithstanding anything contained in the Letter Agreement, the Escrow Instructions, the First Amendment or the Second Amendment to the contrary, Seller and Purchaser acknowledge and agree that Purchaser's so-called due diligence period shall expire on January 6, 2004, and closing under the Letter Agreement and the Escrow Instructions shall occur on January 13, 2004.

     3. COUNTERPARTS; FACSIMILE SIGNATURES. This Third Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     4. MISCELLANEOUS. Except to the extent amended and modified herein, the Letter Agreement, the Escrow Instructions, the First Amendment and the Second Amendment are hereby ratified and confirmed and shall remain in full force and effect as originally written. This Third Amendment shall be deemed to be a part of the Letter Agreement and the Escrow Instructions.

     IN WITNESS WHEREOF, Seller, Purchaser and Escrow Agent have hereunto set their hands and seals as of the day and year first above written.

                                    PURCHASER:

                                    INLAND REAL ESTATE ACQUISITIONS,
                                    INC., an Illinois corporation


                                    By:
                                       -------------------------------------
                                         Name:
                                              ------------------------------
                                         Its:
                                             -------------------------------

                                    SELLER:

                                    UNITED REALTY COMPANIES LLC


                                    By:      /s/ Peter J. Bonastia
                                       -------------------------------------
                                         Name:      Peter J. Bonastia
                                              ------------------------------
                                         Its:       Managing Member
                                             -------------------------------


                                    ESCROW AGENT:

                                    CHICAGO TITLE AND TRUST COMPANY


                                    By:
                                       -------------------------------------
                                         Name:
                                              ------------------------------
                                         Its:
                                             -------------------------------

                               SECOND AMENDMENT TO
                 LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS

     THIS SECOND AMENDMENT TO LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS (this "Second Amendment") is made and entered into as of the 22nd day of December, 2003, by and among UNITED REALTY COMPANIES LLC ("Seller"), INLAND REAL ESTATE ACQUISITIONS, INC. ("Purchaser"), and CHICAGO TITLE AND TRUST COMPANY ("Escrow Agent").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Letter Agreement dated as of November 13, 2003 (the "Letter Agreement"), with respect to certain real property and all improvements thereon located at 7860 Quarterfield Road, Severn, Maryland, and commonly known as Metro Square Center.

     B. Seller, Purchaser and Escrow Agent previously entered into those certain Modified Joint Order Escrow Trust Instructions (Escrow Trust No. 23188484) dated as of November 25, 2003 (the "Escrow Instructions"), with respect to the deposit and disbursement of the Earnest Money Deposit (as defined in the Escrow Instructions) under the Letter Agreement.

     C. The Letter Agreement and the Escrow Instructions were amended pursuant to that certain First Amendment to Letter Agreement and Escrow Trust Instructions dated as of December 15, 2003 (the "First Amendment").

     D. Seller, Purchaser and Escrow Agent desire to further amend the Letter Agreement, the Escrow Instructions and the First Amendment as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller, Purchaser and Escrow Agent hereby amend the Letter Agreement, the Escrow Trust Instructions and the First Amendment and hereby agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Second Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Second Amendment, but defined in the Letter Agreement, the Escrow Instructions or the First Amendment, shall have the meanings given to them in the Letter Agreement, the Escrow Instructions or the First Amendment, as the case may be.

     2. DUE DILIGENCE; CLOSING. The Section of the Escrow Instructions entitled "Delivery of Deposits", as amended by the First Amendment, is hereby further amended by (a) deleting "December 22, 2003" in the third line thereof and inserting "December 29, 2003" in lieu thereof, and (b) deleting "December 29, 2003" in the ninth line thereof and inserting "January 5, 2004" in lieu thereof. Notwithstanding anything contained in the Letter Agreement, the Escrow Instructions or the First Amendment to the contrary, Seller and Purchaser acknowledge and agree that Purchaser's so-called due diligence period shall expire on December 29, 2003, and closing under the Letter Agreement and the Escrow Instructions shall occur on January 5, 2004.

     3. COUNTERPARTS; FACSIMILE SIGNATURES. This Second Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and (b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     4. MISCELLANEOUS. Except to the extent amended and modified herein, the Letter Agreement, the Escrow Instructions and the First Amendment are hereby ratified and confirmed and shall remain in full force and effect as originally written. This Second Amendment shall be deemed to be a part of the Letter Agreement and the Escrow Instructions.

     IN WITNESS WHEREOF, Seller, Purchaser and Escrow Agent have hereunto set their hands and seals as of the day and year first above written.

                                    PURCHASER:

                                    INLAND REAL ESTATE ACQUISITIONS,
                                    INC., an Illinois corporation


                                    By:    /s/ Lou Quilici
                                       -------------------------------------
                                         Lou Quilici
                                         Senior Vice President

                                    SELLER:

                                    UNITED REALTY COMPANIES LLC


                                    By:      /s/ Peter J. Bonastia
                                       -------------------------------------
                                         Name:      Peter J. Bonastia
                                              ------------------------------
                                         Its:       Managing Member
                                             -------------------------------


                                    ESCROW AGENT:

                                    CHICAGO TITLE AND TRUST COMPANY


                                    By:
                                       -------------------------------------
                                         Name:
                                              ------------------------------
                                         Its:
                                             -------------------------------

                               FIRST AMENDMENT TO
                 LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS

     THIS FIRST AMENDMENT TO LETTER AGREEMENT AND ESCROW TRUST INSTRUCTIONS (this "First Amendment") is made and entered into as of the 15th day of December, 2003, by and among UNITED REALTY COMPANIES LLC ("Seller"), INLAND REAL ESTATE ACQUISITIONS, INC. ("Purchaser"), and CHICAGO TITLE AND TRUST COMPANY ("Escrow Agent").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Letter Agreement dated as of November 13, 2003 (the "Letter Agreement"), with respect to certain real property and all improvements thereon located at 7858 Quarterfield Road, Severn, Maryland, and commonly known as Metro Square Center.

     B. Seller, Purchaser and Escrow Agent previously entered into those certain Modified Joint Order Escrow Trust Instructions (Escrow Trust No. 23188484) dated as of November 25, 2003 (the "Escrow Instructions"), with respect to the deposit and disbursement of the Earnest Money Deposit (as defined in the Escrow Instructions) under the Letter Agreement.

     C. Seller, Purchaser and Escrow Agent desire to amend the Letter Agreement and the Escrow Instructions as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller, Purchaser and Escrow Agent hereby amend the Letter Agreement and the Escrow Trust Instructions and agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this First Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this First Amendment, but defined in the Letter Agreement, or the Escrow Instructions, shall have the meanings given to them in the Letter Agreement or the Escrow Instructions, as the case may be.

     2. DUE DILIGENCE; CLOSING. The Section of the Escrow Instructions entitled "Delivery of Deposits" is hereby amended by (a) deleting "December 15, 2003" in the third line thereof and inserting "December 22, 2003" in lieu thereof, and(b) deleting "December 22, 2003" in the ninth line thereof and inserting "December 29, 2003" in lieu thereof. Notwithstanding anything contained in the Letter Agreement to the contrary, Seller and Purchaser acknowledge and agree that Purchaser's so-called due diligence period shall expire on December 22, 2003, closing under the Letter Agreement and the Escrow Instructions shall occur on December 29, 2003.

     3. COUNTERPARTS; FACSIMILE SIGNATURES. This First Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     4. MISCELLANEOUS. Except to the extent amended and modified herein, the Letter Agreement and the Escrow Instructions are hereby ratified and confirmed and shall remain in full force and effect as originally written. This First Amendment shall be deemed to be a part of the Letter Agreement and the Escrow Instructions.

     IN WITNESS WHEREOF, Seller, Purchaser and Escrow Agent have hereunto set their hands and seals as of the day and year first above written.

                                    PURCHASER:

                                    INLAND REAL ESTATE ACQUISITIONS,
                                    INC., an Illinois corporation


                                    By:    /s/ Lou Quilici
                                       -------------------------------------
                                         Lou Quilici
                                         Senior Vice President

                                    SELLER:

                                    UNITED REALTY COMPANIES LLC


                                    By:      /s/ Peter J. Bonastia
                                       -------------------------------------
                                         Name:      Peter J. Bonastia
                                              ------------------------------
                                         Its:       Managing Member
                                             -------------------------------


                                    ESCROW AGENT:

                                    CHICAGO TITLE AND TRUST COMPANY


                                    By:
                                       -------------------------------------
                                         Name:
                                              ------------------------------
                                         Its:
                                             -------------------------------
force and effect as originally written. This First Amendment shall be deemed to be a part of the Letter Agreement and the Escrow Instructions.

     IN WITNESS WHEREOF, Seller, Purchaser and Escrow Agent have hereunto set their hands and seals as of the day and year first above written.

                                    PURCHASER:

                                    INLAND REAL ESTATE ACQUISITIONS,
                                    INC., an Illinois corporation


                                    By:
                                       -------------------------------------
                                         Lou Quilici
                                         Senior Vice President

                                    SELLER:

                                    UNITED REALTY COMPANIES LLC


                                    By:
                                       -------------------------------------
                                         Name:
                                              ------------------------------
                                         Its:
                                             -------------------------------


                                    ESCROW AGENT:

                                    CHICAGO TITLE AND TRUST COMPANY


                                    By: /s/ [ILLEGIBLE]
                                       -------------------------------------
                                         Name:   [ILLEGIBLE]
                                              ------------------------------
                                         Its:  Escrow Assistant
                                             -------------------------------

[INLAND(R) LOGO]

2901 Butterfield Road
Oak Brook, IL 80523
Phone: (630) 218-4948 Fax: 4935
www.inlandgroup.com

                                             November 11, 2003

Seller or Beneficiary of the Titleholding Trust or Holder of the Power of Direction
c/o J. H. Winokur, Inc. (Broker)
Attn: Paul Ellenbogen
501 Washington Ave.
Pleasantville, NY 10570

       Re:  SUPERVALU S/C
            SEVERN, MD

Dear Mr. Ellenbogen:

     This letter represents this corporation's offer to purchase the Supervalu Shopping Center with 61,817 net rentable square feet, situated on approximately ________ acres of land, located at 7858 Quarterfield, Severn, MD.

     The above property shall include all the land and buildings and common facilities, as well as all personalty within the buildings and common areas, supplies, landscaping equipment, and any other items presently used on the site and belonging to owner, and all intangible rights relating to the property.

     This corporation or its nominee will consummate this transaction on the following basis:

     1. The total purchase price shall be $10,972,049.00 all cash, plus or minus prorations, WITH NO MORTGAGE CONTINGENCIES, to be paid at CLOSING 30 DAYS following the acceptance of this agreement (see Paragraph 10).

          Purchaser shall allocate the land, building and depreciable improvements prior to closing.

     2. Seller represents and warrants (TO THE BEST OF THE SELLER'S KNOWLEDGE), that the above referenced property is leased to the tenants described on Exhibit A on triple net leases covering the building and all of the land, parking areas, reciprocal easements and REA/OEA agreements (if any), for the entire terms and option periods. Any concessions given to any tenants that extend beyond the closing day shall be settled at closing by Seller giving a full cash credit to Purchaser for any and all of those concessions.

     3. Seller warrants and represents (TO THE BEST OF THE SELLER'S KNOWLEDGE), that the property is free of violations, and the interior and exterior structures are in a good state of repair, free of leaks, structural problems, and mold, and the property is in full compliance with Federal, State, City and County ordinances, environmental laws and concerns, and no one has a lease that exceeds the lease term stated in said leases, nor does anyone have an option or right of first refusal to purchase or extend, nor is there any contemplated condemnation of any part of the property, nor are there any current or contemplated assessments.

     4. Seller warrants and represents (TO THE BEST OF THE SELLER'S KNOWLEDGE), that during the term of the leases the tenants and guarantors are responsible for and pay all operating expenses relating to the property on a prorata basis, including but not limited to, real estate taxes, REA/OEA agreements, utilities, insurance, all common area maintenance, parking lot and the building, etc.

November 11, 2003

          Prior to closing, Seller shall not enter into or extend any agreements without Purchaser's approval and any contract presently in existence not accepted by Purchaser shall be terminated by Seller. Any work presently in progress on the property shall be completed by Seller prior to closing or, at Purchaser's option, Seller may credit Purchaser in cash with an amount required to finish said work.

     5. Ten (10) days prior to closing Seller shall furnish Purchaser with estoppel letters acceptable to Purchaser from all tenants, guarantors, and parties to reciprocal and/or operating easement agreements, if applicable.

     6.   Seller is responsible for payment of any LEASING BROKERAGE
          FEES or commissions which are due any leasing brokers for the existing leases stated above or for the renewal of same.

     7. This offer is subject to Seller supplying to Purchaser prior to closing a certificate of insurance from the tenants and guarantors in the form and coverage acceptable to Purchaser for the closing.

     8. Seller shall supply to Purchaser 10 days prior to closing, and Seller shall pay for at closing, a certificate which must be acceptable to Purchaser from a certified hygienist for environmental concerns that there is no asbestos, PCBs, or hazardous substance in the buildings and on the property; in other words, a Level 1 environmental audit (and Level 2 audit, if required).

     9. The above sale of the real estate shall be consummated by conveyance of a full warranty deed from Seller to Purchaser's designee, with the Seller paying any city, state, or county transfer taxes for the closing, and Seller agrees to cooperate with Purchaser's lender, if any, and the money lender's escrow.

     10. The closing shall occur through Chicago Title & Trust Company, in Chicago, Illinois with Nancy Castro as Escrowee, 30 days following acceptance of this agreement, at which time title to the above property shall be marketable; i.e., free and clear of all liens, encroachments and encumbrances and an ALTA form B owner's title policy with complete extended coverage and required endorsements, waiving off all construction, including 3.1 zoning including parking and loading docks, and insuring all improvements as legally conforming uses and not as non-conforming or conditional uses, paid by Seller, shall be issued, with all warranties and representations being true now and at closing and surviving the closing, and each party shall be paid in cash their respective credits, including, but not limited to, security deposits, rent and expenses, with a proration of real estate taxes based (at Purchaser's option) on the greater of 110% of the most recent bill or latest assessment, or the estimated assessments for 2002 and 2003 using the Assessor's formula for these sales transactions, with a later reproration of taxes when the actual bills are received. At closing, no credit will be given to Sellers for any past due, unpaid or delinquent rents.

     12. Neither Seller (Landlord) or any tenant and guarantor shall be in default on any lease or agreement at closing, nor is there any threatened or pending litigation.

     13. Seller warrants and represents that he has paid all unemployment taxes to date.

     14. Prior to closing, Seller shall furnish to Purchaser copies of all guarantees and warranties which Seller received from any and all contractors and sub-contractors pertaining to the property. This offer is subject to Purchaser's satisfaction that all guarantees and warranties survive the closing and are assignable and transferable to any titleholder now and in the future.

November 11, 2003

     15. This offer is subject to the property being 100% occupied at the time of closing, with all tenants occupying their space, open for business, and paying full rent, including CAM, tax and insurance current, as shown on Exhibit A attached.

     16. Seller shall be responsible for payment of a real estate brokerage commission, as per their agreement, to J. H. Winokur, Inc. Said commission shall be paid through the closing.

     17. Fifteen (15) days prior to closing, Seller must provide the title as stated above and a current Urban ALTA/ACSM spotted survey in accordance with the minimum standard detail requirements for ALTA/ACSM Land Title surveys jointly established and adopted by ALTA and ACSM in 1999 and includes all Table A optional survey responsibilities and acceptable to Purchaser and the title company.

     18. Seller agrees that prior to closing it shall put all vacant spaces into rentable condition and ready for a new tenant to occupy immediately in accordance with all applicable laws, codes, etc., including all requirements for a certificate of occupancy for said space.

     19. Seller agrees to immediately make available and disclose all information that Purchaser needs to evaluate the above property, including all inducements, abatements, concessions or cash payments given to tenants, and for CAM, copies of the bills. Seller agrees to cooperate fully with Purchaser and Purchaser's representatives to facilitate Purchaser's evaluations and reports, including at least a one-year audit of the books and records of the property.

     This offer is, of course, predicated upon the Purchaser's review and written approval of the existing leases, new leases, lease modifications (if any), all tenant correspondence, REA/OEA agreements, tenants' and guarantors' financial statements, sales figures, representations of income and expenses made by Seller, site inspection, environmental, appraisal, etc., and at least one year of audited operating statements on said property is required that qualify, comply with and can be used in a public offering.

     If this offer is acceptable, please HAVE THE SELLER sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by NOVEMBER 17, 2003.

                                           Sincerely,

ACCEPTED:                                  INLAND REAL ESTATE ACQUISITIONS, INC.
                                           or nominee

By:         /s/ Peter J. Bonastia
      -----------------------------------
       Peter J. Bonastia, Managing Member    /s/ Lou Quilici
Date:  November 13, 2003                   ---------------------------------
                                           Lou Quilici
                                           Senior Vice President

                                           /s/ G. Joseph Cosenza
                                           G. Joseph Cosenza
                                           Vice Chairman

Subject to revisions contained in accompanying letter.

                                   "EXHIBIT A"

                                                                          LEASE          LEASE
                                            ANNUAL          RENT       COMMENCEMENT    EXPIRATION    SALES   MONTHLY
         TENANTS                  S.F.     BASE RENT    PER SQ. FOOT       DATE           DATE        PSF     RENT
--------------------------------------------------------------------------------------------------------------------
SHOPPERS SUPERVALUER FOOD
  WAREHOUSE**                    58,217    815,038.00     $  14.00     September-99   September-19              0.00

AZZ CLEANERS                      2,400     55,073.00     $  22.95     November-00    December-07               0.00

GREAT CLIPS                       1,200     27,537.00     $  22.95       July-00      December-05               0.00

                                                 0.00      #DIV/0!                                              0.00

**GUARANTOR IS SUPERVALU                         0.00      #DIV/0!                                              0.00

                                                 0.00      #DIV/0!                                              0.00

                                                 0.00      #DIV/0!                                              0.00

                                                 0.00      #DIV/0!                                              0.00

                                                 0.00      #DIV/0!                                              0.00

                                                 0.00      #DIV/0!                                              0.00

                                                 0.00      #DIV/0!                                              0.00

TOTALS                           61,817    897,648.00
--------------------------------------------------------

POPULATION 3 MILE 66,779

AVERAGE HH INCOME $66,243